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                                                                   Exhibit 10.15




                  FOURTH AMENDED AND RESTATED VOTING AGREEMENT


     This FOURTH AMENDED AND RESTATED VOTING AGREEMENT dated as of October 15, 1997 (the "Agreement"), by and among (i) CITADEL COMMUNICATIONS CORPORATION, a Nevada corporation (the "Company"); (ii) Harlan Levy, as the trustee pursuant to the Voting Trust Agreement described below (including any additional or successor trustee thereunder, the "Voting Trustee"); (iii) BAKER FENTRESS & COMPANY, a Delaware corporation ("BFC"); (iv) FINOVA CAPITAL CORPORATION, a Delaware corporation ("FINOVA"); (v) OPPENHEIMER & CO., INC., a Delaware corporation ("Oppenheimer"); (vi) THE ENDEAVOUR CAPITAL FUND LIMITED PARTNERSHIP, an Oregon limited partnership ("Endeavour"); (vii) JOSEPH P. TENNANT, THE SCHAFBUCH FAMILY TRUST u/a/d 2-15-94, BABSON CAPITAL PARTNERS LIMITED PARTNERSHIP, an Oregon limited partnership, TAL JOHNSON, EDWARD T. HARDY and RALPH W. MCKEE (collectively, the "Endeavour Co-Investors"); (viii) PHILIP J. URSO ("Urso"); (ix) PHILLIP NORTON, RICHARD POLOHEK, KAREN KUTNIEWSKI, PAT BOWEN, TOM JENKINS, JULIET RICE, JEFF THOMPSON, M. LINDA URSO and MARK URSO (collectively, the "Urso Co-Investors"); (x) TED L. SNIDER, SR., JANE J. SNIDER, TED L. SNIDER, JR. and CALVIN ARNOLD (collectively, the "Snider Investors"); and (xi) LAWRENCE R. WILSON ("LRW") and CLAIRE WILSON ("CW").

                                    RECITALS

     A. LRW and CW sometimes are herein collectively referred to as "Wilson." The Voting Trustee, BFC, FINOVA, Oppenheimer, Endeavour, the Endeavour Co-Investors, Urso, the Urso Co-Investors and the Snider Investors are sometimes collectively referred to herein as the "Investors" and individually as an "Investor." The Investors and Wilson are sometimes collectively referred to herein as "Stockholders" and individually as a "Stockholder." Capitalized terms used and not otherwise defined in this Agreement shall have the meanings ascribed to such terms in Section 1 hereof.

     B. As of March 17, 1997, the Company and certain other parties entered into that certain Third Amended and Restated Voting Agreement dated as of such date, which agreement was subsequently amended by the First Amendment thereto dated as of June 30, 1997 and the Second Amendment thereto dated as of September 26, 1997 (as so amended, the "Voting Agreement").

     C. On March 17, 1997, ABRY Broadcast Partners II, L.P., a Delaware limited partnership ("ABRY"), and ABRY/Citadel Investment Partners, L.P., a Delaware limited partnership ("ABRY/CIP"), contributed the shares of the Company's capital stock which were


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then held by them, and agreed to contribute all other shares of the Company's capital stock which thereafter may be acquired by them, to a voting trust (the "Voting Trust") established pursuant to a Voting Trust Agreement dated as of March 17, 1997 among the Company, ABRY, ABRY/CIP and the initial Voting Trustee, which agreement has been amended as of the date of this Agreement (as so amended, and as in effect from time to time, the "Voting Trust Agreement"). ABRY, ABRY/CIP and the other Persons who may be holders of certificates issued by the Voting Trust from time to time are express third-party beneficiaries of this Agreement. For purposes of this Agreement, the Voting Trustee will be deemed to hold the capital stock of the Company which is in the Voting Trust.

     D. As of the date hereof, the following Stockholders own, beneficially and (except in the case of ABRY and ABRY/CIP) of record the following Equity Securities in the Company: ABRY -- 1,896,222.301 shares of the Series C Preferred Stock (which are held of record by the Voting Trustee) and 924,057.492 shares of the Series D Preferred Stock (which are held of record by ABRY); ABRY/CIP -- 234,364.555 shares of the Series C Preferred Stock (which are held of record by the Voting Trustee) and 114,209.352 shares of the Series D Preferred Stock (which are held of record by ABRY/CIP); BFC -- 746,411.860 shares of the Series A Preferred Stock; FINOVA -- 74,488.000 shares of the Class C Common Stock; Oppenheimer -- 17,200.724 shares of the Series B Preferred Stock; Endeavour -- 418,612 shares of Series E Preferred Stock; the Endeavour Co-Investors -- 64,117 shares of Series E Preferred Stock; Urso -- 120,357.05 shares of Series F Preferred Stock; the Urso Co-Investors - - 32,906.95 shares of Series F Preferred Stock; the Snider Investors -- 360,636 shares of Series G Preferred Stock; and Wilson -- 756,225.000 shares of the Class A Common Stock.

     E. The parties to the Voting Agreement have agreed to make certain changes to the Voting Agreement (including providing for the joinder in the Voting Agreement by the Snider Investors) and, in this light, desire to amend and restate the Voting Agreement in its entirety.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree that the Voting Agreement is amended and restated in its entirety as follows:

          1. DEFINITIONS. For purposes of this Agreement, the following terms have the meanings set forth below.

          "AGREEMENT" shall mean this Agreement.

          "ABRY" has the meaning set forth in the preamble to this Agreement.

          "ABRY/CIP" has the meaning set forth in the preamble to this Agreement.

          "AFFILIATE" of any Person means any Person that directly or indirectly controls, is controlled by, or is under common control with such Person and, with respect to an


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individual, such individual's spouse and descendants (whether natural or adopted) and any trust solely for the benefit of such individual and/or his or her spouse and/or descendants. For purposes hereof, (a) each of Endeavour and the Endeavour Co-Investors will be deemed to be "Affiliates" of one another,
(b) each of Urso and the Urso Co-Investors will be deemed to be "Affiliates" of one another, and (c) each of the Snider Investors will be deemed to be "Affiliates" of one another.

          "BFC" has the meaning set forth in the preamble to this Agreement.

          "BFC DIRECTOR" has the meaning set forth in Section 2.1(b)(ii).

          "BFC STOCK" means (i) Series A Preferred Stock held by BFC on the date of this Agreement, (ii) Class A Common Stock issued or issuable upon the conversion of any Series A Preferred Stock described in clause (i) above, and
(iii) Equity Securities issued or issuable with respect to any Equity Securities referred to in any of clauses (i) and (ii) above or this clause
(iii) by way of any stock dividend or stock split, or in connection with a combination or exchange of shares, recapitalization, merger, consolidation, reorganization or otherwise. As to any particular securities constituting BFC Stock, such securities shall continue to constitute BFC Stock in the hands of any permitted transferee thereof, but will cease to constitute BFC Stock when they have been disposed of in a Public Sale.

          "BFC UNDERLYING COMMON STOCK" means all BFC Stock which is Class A Common Stock. For purposes of this Agreement, any Person who holds any BFC Stock which is not Class A Common Stock will be deemed to be the Holder of the Class A Common Stock obtainable upon the conversion, exercise or exchange to the fullest extent possible of such BFC Stock (including the conversion, exercise or exchange of all other BFC Stock directly or indirectly obtainable upon any such conversion, exercise or exchange), without regard to any restriction or limitation on any such conversion, exercise or exchange.

          "BOARD" means the Company's board of directors.

          "CERTIFICATE OF INCORPORATION" means the Seventh Amended and Restated Certificate of Incorporation of the Company as in effect on the date hereof.

          "CITADEL" means Citadel Broadcasting Company, a Nevada corporation.

          "CLASS A COMMON STOCK" means the voting Class A Common Stock of the Company, par value $.001 per share.

          "CLASS B COMMON STOCK" means the nonvoting Class B Common Stock of the Company, par value $.001 per share.

          "CLASS C COMMON STOCK" means the nonvoting Class C Common Stock of the Company, par value $.001 per share.


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          "COMMON STOCK" means, collectively, the Company's Class A Common
Stock, Class B Common Stock and Class C Common Stock.

          "COMPANY" has the meaning set forth in the preamble to this Agreement.

          "CW" has the meaning set forth in the recitals to this Agreement.

          "ENDEAVOUR" has the meaning set forth in the preamble to this Agreement.

          "ENDEAVOUR CO-INVESTORS" has the meaning set forth in the preamble to this Agreement.

          "ENDEAVOUR DIRECTOR" has the meaning set forth in Section 2.1(b)(iv) hereof.

          "ENDEAVOUR STOCK" means (i) Series E Preferred Stock held by Endeavour or by the Endeavour Co-Investors on the date of this Agreement, (ii) Class A Common Stock issued or issuable upon conversion of any Series E Preferred Stock described in clause (i) above, (iii) Equity Securities of the Company issued or issuable with respect to any Equity Securities referred to in clauses (i) or (ii) above or this clause (iii) by way of any stock dividend or stock split, or in connection with a combination or exchange of shares, recapitalization, merger, consolidation, reorganization or otherwise. As to any particular securities constituting Endeavour Stock, such securities shall continue to constitute Endeavour Stock in the hands of any permitted transferee thereof, but will cease to constitute Endeavour Stock when they have been disposed of in a Public Sale.

          "ENDEAVOUR UNDERLYING COMMON STOCK" means all Endeavour Stock which is Class A Common Stock. For purposes of this Agreement, any Person who holds any Endeavour Stock which is not Class A Common Stock will be deemed to be the Holder of the Class A Common Stock obtainable upon the conversion, exercise or exchange to the fullest extent possible of such Endeavour Stock (including the conversion, exercise or exchange of all other Endeavour Stock directly or indirectly obtainable upon any such conversion, exercise or exchange), without regard to any restriction or limitation on any such conversion, exercise or exchange.

          "EQUITY SECURITIES" of any Person means (i) any capital stock, partnership, membership, joint venture or other ownership or equity interest, participation or securities (whether voting or non-voting, whether preferred, common or otherwise, and including any stock appreciation, contingent interest or similar right) and (ii) any option, warrant, security or other right (including debt securities) directly or indirectly convertible into or exercisable or exchangeable for, or otherwise directly or indirectly to acquire, any stock, interest, participation or security described in clause (i) above.



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          "EXCHANGEABLE PREFERRED STOCK" means certain exchangeable preferred stock of Citadel, as described in a certain Offering Memorandum dated June 30, 1997.

          "EXECUTIVE DIRECTOR" has the meaning set forth in Section 2.1(b)(iii) hereof.

          "FINOVA" has the meaning set forth in the preamble to this Agreement.

          "INVESTOR" and "INVESTORS" have the meanings set forth in the preamble to this Agreement.

          "INVESTOR STOCK" means:

          (i) Series A Preferred Stock held by BFC on the date hereof,

          (ii) Class A Common Stock issued or issuable upon the conversion of any Series A Preferred Stock described in clause (i) above,

          (iii) Series B Preferred Stock held by Oppenheimer on the date of this Agreement,

          (iv) Class A Common Stock issued or issuable upon the conversion of any Series B Preferred Stock described in clause (iii) above,

          (v) Class C Preferred Stock and Class D Preferred Stock held in the Voting Trust (for the benefit of ABRY and ABRY/CIP) on the date of this Agreement or issued or issuable directly or indirectly upon the conversion of any such Class C Preferred Stock or Class D Preferred Stock,

          (vi) Common Stock issued or issuable directly or indirectly upon the conversion of any Series C Preferred Stock or Series D Preferred Stock described in clause (v) above or any Common Stock described in this clause
     (vi),

          (vii) Series E Preferred Stock held by Endeavour or by the Endeavour Co-Investors on the date of this Agreement,

          (viii) Class A Common Stock issued or issuable upon conversion of any Series E Preferred Stock described in clause (vii) above,

          (ix) Series F Preferred Stock held by Urso or by the Urso Co-Investors on the date of this Agreement,

          (x) Class A Common Stock issued or issuable upon the conversion of any Series F Preferred Stock described in clause (ix) above,



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          (xi) Series G Preferred Stock held by the Snider Investors on the date of this Agreement,

          (xii) Class A Common Stock issued or issuable upon the conversion of any Series G Preferred Stock described in clause (xi) above, and

          (xiii) Equity Securities issued or issuable with respect to any Equity Securities referred to in any of clauses (i) through (xii) above or this clause (xiii) by way of any stock dividend or stock split, or in connection with a combination or exchange of shares, recapitalization, merger, consolidation, reorganization or otherwise.

As to any particular securities constituting Investor Stock, such securities shall continue to constitute Investor Stock in the hands of any permitted transferee thereof, but will cease to constitute Investor Stock when they have been disposed of in a Public Sale.

          "LRW" has the meaning set forth in the preamble to this Agreement.

          "OPPENHEIMER" has the meaning set forth in the preamble to this Agreement.

          "PERSON" means any individual, corporation, association, limited liability company, partnership, governmental agency or entity or any other entity.

          "PREFERRED STOCK" means, collectively, the Company's Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock and any other preferred stock authorized by the Company pursuant to the terms of the Certificate of Incorporation (including pursuant to any "Certificate of Designation" referred to therein).

          "PROCESS AGENT" has the meaning set forth in Section 6.13 hereof.

          "PUBLIC SALE" means any sale of Stockholder Shares (i) to the public pursuant to a public offering registered under the Securities Act or (ii) following a Qualified Public Offering, to the public pursuant to the provisions of Rule 144 under the Securities Act (or any similar provision then in force).

          "QUALIFIED PUBLIC OFFERING" means the closing of the issuance and sale of Common Stock in an underwritten public offering which is registered pursuant to the Securities Act and which results in the receipt by the Company of cash proceeds of at least $25,000,000 (net of applicable commissions, discounts and expenses) and in which the offering price per share to the public (without reduction for discounts, commissions or other charges or expenses) is consistent with a fully-distributed equity valuation of the Company which is not less than the result obtained by multiplying 10.5 by the Company's consolidated pro forma cash flow for the four quarters following such closing (as determined in good faith by the Board).



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          "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

          "SERIES A PREFERRED STOCK" shall mean the voting Series A Convertible Preferred Stock of the Company, par value $.001 per share.

          "SERIES B PREFERRED STOCK" shall mean the voting Series B Convertible Preferred Stock of the Company, par value $.001 per share.

          "SERIES C PREFERRED STOCK" shall mean the voting Series C Convertible Preferred Stock of the Company, par value $.001 per share.

          "SERIES D PREFERRED STOCK" shall mean the nonvoting Series D Convertible Preferred Stock of the Company, par value $.001 per share.

          "SERIES E PREFERRED STOCK" shall mean the voting Series E Convertible Preferred Stock of the Company, par value $.001 per share.

          "SERIES F PREFERRED STOCK" shall mean the voting Series F Convertible Preferred Stock of the Company, par value $.001 per share.

          "SERIES G PREFERRED STOCK" shall mean the voting Series G Convertible Preferred Stock of the Company, par value $.001 per share.

          "SNIDER DIRECTOR" has the meaning set forth in Section 2.1(b)(ii) hereof.

          "SNIDER INVESTORS" has the meaning set forth in the preamble to this Agreement.

          "SNIDER STOCK" means (i) Series G Preferred Stock held by the Snider Investors on the date of this Agreement, (ii) Class A Common Stock issued or issuable upon conversion of any Series G Preferred Stock described in clause
(i) above, (iii) Equity Securities of the Company issued or issuable with respect to any Equity Securities referred to in clauses (i) or (ii) above or this clause (iii) by way of any stock dividend or stock split, or in connection with a combination or exchange of shares, recapitalization, merger, consolidation, reorganization or otherwise. As to any particular securities constituting Snider Stock, such securities shall continue to constitute Snider Stock in the hands of any permitted transferee thereof, but will cease to constitute Snider Stock when they have been disposed of in a Public Sale.

          "SNIDER UNDERLYING COMMON STOCK" means all Snider Stock which is Class A Common Stock. For purposes of this Agreement, any Person who holds any Snider Stock which is not Class A Common Stock will be deemed to be the Holder of the Class A Common Stock obtainable upon the conversion, exercise or exchange to the fullest extent possible of such Snider Stock (including the conversion, exercise or exchange of all other Snider Stock


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directly or indirectly obtainable upon any such conversion, exercise or exchange), without regard to any restriction or limitation on any such conversion, exercise or exchange.

          "STOCKHOLDER" and "STOCKHOLDERS" have the meaning set forth in the preamble to this Agreement.

          "STOCKHOLDER SHARES" means (i) Investor Stock described in clauses
(i) through (xiii) of the definition of the term "Investor Stock," (ii) Common Stock held by Wilson on the date hereof, (iii) options or other rights to acquire Common Stock issued prior to, on or after the date of this Agreement to Wilson, (iv) Common Stock issued or issuable upon the exercise of any option or other right described in clause (iii) above, and (v) Equity Securities issued or issuable with respect to any Equity Securities referred to in any of clauses
(i) through (iv) above or this clause (v) by way of any stock dividend or stock split, or in connection with a combination or exchange of shares, recapitalization, merger, consolidation, reorganization or otherwise. As to any particular securities constituting Stockholder Shares, such securities will continue to constitute Stockholder Shares in the hands of any permitted transferee thereof, but will cease to constitute Stockholder Shares when they have been disposed of in a Public Sale.

          "SUB BOARD" has the meaning set forth in Section 2.1(c) hereof.

          "SUBSIDIARY" means, with respect to any Person, any corporation, partnership, association, limited liability company or other business entity of which (a) if a corporation, a majority of the total voting power of Equity Securities entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (b) if a partnership, association or other business entity, a majority of the partnership or other Equity Securities thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes of this Agreement, a Person or Persons will be deemed to have a majority ownership interest in a partnership, association or other business entity if such Person or Persons are allocated a majority of partnership, association or other business entity gains or losses or control the managing director or general partner of such partnership, association or other business entity.

          "TRANSFER" means to sell, transfer, assign, pledge, hypothecate or otherwise dispose of, in any manner whatsoever.

          "UNDERLYING COMMON STOCK" means all Stockholder Shares which are Class A Common Stock. For purposes of this Agreement, any Person who holds any Stockholder Shares which are not Class A Common Stock will be deemed to be the Holder of the Class A Common Stock obtainable upon the conversion, exercise or exchange to the fullest extent possible of such Stockholder Shares (including the conversion, exercise or exchange of all other Stockholder Shares directly or indirectly obtainable upon any such conversion, exercise

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or exchange), without regard to any restriction or limitation on any such conversion, exercise or exchange.

          "URSO" has the meaning set forth in the preamble to this Agreement.

          "URSO CO-INVESTORS" has the meaning set forth in the preamble to this Agreement.

          "URSO STOCK" means (i) Series F Preferred Stock held by Urso and the Urso Co-Investors on the date of this Agreement, (ii) Class A Common Stock issued or issuable upon conversion of any Series F Preferred Stock described in clause (i) above, (iii) Equity Securities of the Company issued or issuable with respect to any Equity Securities referred to in clauses (i) or (ii) above or this clause (iii) by way of any stock dividend or stock split, or in connection with a combination or exchange of shares, recapitalization, merger, consolidation, reorganization or otherwise. As to any particular securities constituting Urso Stock, such securities shall continue to constitute Urso Stock in the hands of any permitted transferee thereof, but will cease to constitute Urso Stock when they have been disposed of in a Public Sale.

          "URSO UNDERLYING COMMON STOCK" means all Urso Stock which is Class A Common Stock. For purposes of this Agreement, any Person who holds any Urso Stock which is not Class A Common Stock will be deemed to be the Holder of the Class A Common Stock obtainable upon the conversion, exercise or exchange to the fullest extent possible of such Urso Stock (including the conversion, exercise or exchange of all other Urso Stock directly or indirectly obtainable upon any such conversion, exercise or exchange), without regard to any restriction or limitation on any such conversion, exercise or exchange.

          "VOTING TRUST" has the meaning set forth in the preamble to this Agreement.

          "VOTING TRUST AGREEMENT" has the meaning set forth in the preamble to this Agreement.

          "VOTING TRUST DIRECTOR" has the meaning set forth in Section 2.1(b)(i) hereof.

          "VOTING TRUSTEE" has the meaning set forth in the preamble to this Agreement.

          "VOTING TRUST STOCK" means (i) Class C Preferred Stock and Class D Preferred Stock held in the Voting Trust (for the benefit of ABRY and ABRY/CIP) on the date of this Agreement or issued or issuable directly or indirectly upon the conversion of any such Class C Preferred Stock or Class D Preferred Stock,
(ii) Common Stock issued or issuable directly or indirectly upon the conversion of any Series C Preferred Stock or Series D Preferred Stock described in clause
(i) above or any Common Stock described in this clause (ii), and (iii) Equity Securities issued or issuable with respect to any Equity Securities referred to in clause (i) or clause (ii) above or this clause (iii) by way of any stock dividend or stock split, or in

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connection with a combination or exchange of shares, recapitalization, merger, consolidation reorganization or otherwise. As to any particular securities constituting Voting Trust Stock, such securities shall continue to constitute Voting Trust Stock in the hands of any permitted transferee thereof, but will cease to constitute Voting Trust Stock when they have been disposed of in a Public Sale.

          "VOTING TRUST UNDERLYING COMMON STOCK" means all Voting Trust Stock which is Class A Common Stock. For purposes of this Agreement, any Person who holds any Voting Trust Stock which is not Class A Common Stock will be deemed to be the Holder of the Class A Common Stock obtainable upon the conversion, exercise or exchange to the fullest extent possible of such Voting Trust Stock (including the conversion, exercise or exchange of all other Voting Trust Stock directly or indirectly obtainable upon any such conversion, exercise or exchange), without regard to any restriction or limitation on any such conversion, exercise or exchange.

          "WILSON" has the meaning set forth in the preamble to this Agreement.

          2. BOARD OF DIRECTORS.

             2.1 BOARD COMPOSITION. From and after the date of this Agreement and until the provisions of this Section 2 cease to be effective, each Stockholder will vote all of such Stockholder's Stockholder Shares and any other voting securities of the Company over which such Stockholder has voting control and will take all other necessary or desirable actions within such Stockholders control ((x) whether in such Stockholder's capacity as a voting trustee, stockholder, director, member of a board committee or officer of the Company or otherwise, and including attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings, and (y) but excluding conversion of shares or exercise of options or warrants), and the Company will take all necessary and desirable actions within its control (including calling special meetings of the Board or any Sub Board or the stockholders of the Company or any Subsidiary), so that:

          (a) at an annual meeting of the stockholders of the Company to be held within 30 days after the date of this Agreement (or pursuant to written consent in lieu of such a meeting), and from time to time thereafter, subject to Section 2.1(j), the authorized number of directors comprising the Board will be established at five (5) directors;

          (b) at an annual meeting of the stockholders of the Company to be held within 30 days after the date of this Agreement (or pursuant to written consent in lieu of such a meeting), and from time to time thereafter, the following persons shall be elected to the Board:

               (i) one representative designated by the holders of a majority of the Voting Trust Underlying Common Stock (the "Voting Trust Director"), who at any time shall not be an Affiliate of ABRY or ABRY/CIP (and by his execution and delivery of

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          this Agreement, the Voting Trustee hereby designates Patricia Diaz
          Dennis as the initial Voting Trust Director);

               (ii) one representative designated by the holders of a majority of the BFC Underlying Common Stock (the "BFC Director"), who initially shall be Scott Smith;

               (iii) one representative designated by LRW (the "Executive Director"), who initially shall be LRW;

               (iv) one representative designated by the holders of a majority of the Endeavour Underlying Common Stock (the "Endeavour Director"), who initially shall be John von Schlegell; and

               (v) one representative designated by the holders of a majority of the Snider Underlying Common Stock (the "Snider Director");

          (c) the composition of the board of directors of each of the Company's subsidiaries (a "Sub Board") will be the same as that of the Board (provided that, in addition to the individuals who are then members of the Board, from time to time as may be required by the articles or certificate of incorporation of Citadel the members of the board of directors of Citadel will also include up to two individuals elected by the holders of Exchangeable Preferred Stock as provided in such articles or certificate of incorporation);

          (d) any committees of the Board or a Sub Board will be created only upon the approval of a majority of the members of the Board;

          (e) the Company shall have a Compensation Committee and it will consist of three Board members, comprised of (i) the Voting Trust Director,
(ii) the BFC Director, and (iii) the Endeavour Director;

          (f) the removal from the Board or a Sub Board (with or without cause) of any representative designated pursuant to Section 2.1(b)(i), 2.1(b)(ii), 2.1(b)(iii), 2.1(b)(iv) or 2.1(b)(v) will be at the written request of the Person(s) entitled to designate directors under each such respective provision, but only upon such written request and under no other circumstances;

          (g) in the event that any representative designated pursuant to
Section 2.1(b)(i), 2.1(b)(ii), 2.1(b)(iii), 2.1(b)(iv), or 2.1(b)(v) for any
reason ceases to serve as a member of the Board or a Sub Board during his or her term of office, the resulting vacancy on the Board or the Sub Board will be filled by a representative designated by the Person(s) and in the manner described in such respective Section;


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          (h) for so long as LRW either is employed by the Company or holds not fewer than 5% of the Stockholder Shares then outstanding, he shall have the rights set forth in Section 2.1(b)(iii);

          (i) the election of an individual to fill the directorship described in Section 2.1(b)(iii) if LRW is not entitled to designate the individual to fill such directorship by reason of Section 2.1(h) thereafter will be accomplished in accordance with the Company's or the applicable Subsidiary's bylaws and applicable law; and

          (j) notwithstanding Section 2.1(a), by action of the majority of the members of the Board, the number of members of the Board may be increased by up to two (i.e., to seven (7)), and the election of individuals to occupy such additional Board seat(s), and to remove or replace any individual so elected, will be effected in accordance with the Company's certificate of incorporation and by-laws and applicable law, each as in effect from time to time.

          2.2 MEETINGS, EXPENSES. In addition to any director fee which the Company (by action of the Board) may agree to pay to any particular director, the Company will pay the reasonable out-of-pocket expenses incurred by each director in connection with attending the meetings of the Board, any Sub Board and any committee thereof. The Board and each Sub Board shall meet at least four times a year and shall meet once within each 120- day period.

          2.3 TERMINATION OF RIGHTS. The rights and obligations of a Stockholder or group of Stockholders under this Section 2 will terminate upon consummation of a Qualified Public Offering. In addition, the provisions of this Section 2 shall terminate automatically and be of no further force and effect upon the fifteenth anniversary of the date hereof, unless extended in accordance with the General Corporation Law of the State of Nevada.

          2.4 FAILURE TO DESIGNATE OR REPLACE. If any party fails to timely designate or replace a representative to fill a directorship pursuant to the terms of this Section 2, the election of an individual to such directorship will be accomplished in accordance with the Company's or the applicable Subsidiary's bylaws and applicable law.

          2.5 EFFECT OF PUBLIC OFFERING. The provisions of this Agreement shall cease and this Agreement shall terminate upon a Qualified Public Offering; provided that no public offering shall be effected at any time when ABRY, ABRY/CIP and their respective Affiliates, in the aggregate, beneficially own not fewer than one-half of the Underlying Common Stock beneficially owned by them on the date of this Agreement (making appropriate adjustments for recapitalizations, stock splits, combinations, dividends and other matters affecting the quantity and quality of the Equity Securities) unless there have been taken actions which are satisfactory to the Company and ABRY which ensure that the Voting Trustee will be entitled to designate one member of the Board for so long as ABRY, ABRY/CIP and their respective Affiliates maintain such aggregate ownership. Such actions may include, but are not limited to, the creation of a separate class or series of voting securities of the Company and classification of the Board as contemplated by the draft registration statement prepared by the Company dated September 24, 1997.

          3. CONFLICTING AGREEMENTS. Each Stockholder represents that such Stockholder has not granted and is not a party to any proxy, voting trust or other agreement which is inconsistent with or conflicts with the provisions of this Agreement, and no holder of Stockholder Shares will grant any proxy or become party to any voting trust or other agreement which is inconsistent with or conflicts with the provisions of this Agreement.

          4. LEGEND. Each certificate for Stockholder Shares will be imprinted with a legend in substantially the following form:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE FOURTH AMENDED AND RESTATED VOTING AGREEMENT DATED AS OF OCTOBER 15, 1997, AS AMENDED AMONG THE ISSUER OF SUCH SECURITIES (THE "COMPANY") AND CERTAIN OF THE COMPANY'S STOCKHOLDERS, AND THE COMPANY RESERVES THE RIGHT TO REFUSE THE TRANSFER OF SUCH SECURITIES UNTIL SUCH TERMS AND CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO SUCH TRANSFER. A COPY OF SUCH VOTING AGREEMENT WILL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF WITHOUT CHARGE UPON WRITTEN REQUEST.

The legend forth set forth above shall be removed from the certificates evidencing shares which cease to be Stockholder Shares upon (a) the date on which such Stockholder Share has been transferred in a Public Sale, (b) the fifteenth anniversary of the date of this Agreement (unless extended in accordance with the General Corporation Law of Nevada), or (c) the consummation of a Qualified Public Offering.

          5. TRANSFERS. Prior to Transferring any Stockholder Shares (other than in a Public Sale), to any Person, the transferring Stockholder shall cause the prospective transferee to execute and deliver to the Company and the other Stockholders a counterpart of this Agreement. Any Transfer or attempted Transfer of any Stockholder Shares in violation of any provision of this Agreement will be void, and the Company will not record such Transfer on its books or treat any purported transferee of such Stockholder Shares as the owner of such shares for any purpose.

          6. MISCELLANEOUS.

             6.1 REMEDIES. Each holder of Stockholder Shares will have all rights and remedies set forth in this Agreement, the Certificate of Incorporation and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement will be entitled to enforce such rights specifically, without posting a bond or other security, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any Stockholder may in his, her or its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief in order to enforce or prevent any violation of the provisions of this Agreement.

             6.2 CONSENT TO AMENDMENTS. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement will be effective against the Company or any holder of Stockholder Shares unless such modification, amendment or waiver is approved in writing by the Company, the beneficial owners (meaning ABRY and ABRY/CIP, in the case of Voting Trust Stock which is held in the Voting Trust) of a majority of the Voting Trust Underlying Common Stock, the holders of a majority of the BFC Underlying Common Stock, the holders of a majority of the Endeavour Underlying Common Stock, the holders of a majority of the Urso Underlying Common Stock, the holders of a majority of the Snider Underlying Common Stock, and LRW, respectively. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

             6.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for any Stockholder's benefit as a purchaser or holder of Stockholder Shares are also for the benefit of, enforceable by, and binding upon, any subsequent holder of such Stockholder Shares.

             6.4 ENTIRE AGREEMENT. Except as otherwise expressly set forth herein, this document embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, including the Voting Agreement dated October 1, 1993, the Amended and Restated Voting Agreement dated as of June 28, 1996, the Second Amended and Restated Voting Agreement dated as of December 31, 1996, and the Voting Agreement (as defined herein), which may have related to the subject matter hereof in any way.

          6.5 SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          6.6 COUNTERPARTS. This Agreement may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

          6.7 DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          6.8 NOTICES. Notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered personally to the recipient, one business day after the date when sent to the recipient by reputable express courier service (charges prepaid) or five business days after the date when mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications will be sent to the Stockholders and to the Company at the addresses indicated below:

          If to the Company:

                       Citadel Communications Corporation
                       140 South Ash Avenue
                       Tempe, Arizona  85281
                       Attention:  Donna Hefner

                       and

                       Lawrence R. Wilson
                       1015 Eastman Drive
                       Bigfork, Montana  59911

          With a copy (which will not constitute notice) to:

                       Eckert Seamans Cherin & Mellott, LLC
                       600 Grant Street
                       42nd Floor
                       Pittsburgh, PA 15219-2788
                       Attention: Bryan D. Rosenberger, Esq.

          If to the Voting Trustee:

                        Harlan Levy
                        444 East 86th Street
                        New York, New York 10028

          With a copy (which shall not constitute notice) to:

                        Kirkland & Ellis
                        Citicorp Center
                        153 East 53rd Street
                        New York, New York 10022-4675
                        Attention: John L. Kuehn, Esq.

          If to any other Stockholder:

                        To the respective address set forth on Schedule A to the Stockholders Agreement, as amended from time to time, including copies as indicated in Schedule A to the Stockholders Agreement or to such other address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party.

          6.9 NO OTHER THIRD-PARTY BENEFICIARIES. This Agreement will not confer any rights or remedies upon any Person other than the Company, the Stockholders, ABRY, ABRY/CIP and their respective successors and permitted assigns.

          6.10 CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party. Any reference to any federal, state, local, or foreign statute or law will be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The use of the word "including" in this Agreement is intended by the parties to be by way of example rather than limitation.

          6.11 GOVERNING LAW. THE GENERAL CORPORATION LAW OF THE STATE OF NEVADA WILL GOVERN ALL ISSUES CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS STOCKHOLDERS. ALL OTHER QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT WILL BE GOVERNED BY THE INTERNAL LAW, AND NOT THE LAW OF CONFLICTS, OF THE STATE OF NEVADA.

          6.12 SUBMISSION TO JURISDICTION. Each of the parties to this Agreement submits to the jurisdiction of any state or federal court sitting in Boston, Massachusetts, Chicago, Illinois, Nevada or Arizona in any action or proceeding arising out of or relating to this Agreement, agrees that all claims in respect of the action or proceeding may be heard and determined in any such court, and agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court. Each of the parties to this Agreement waives any defense of inconvenient forum to be maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of any other party with respect thereto. Each party to this Agreement appoints CT Corporation System (the "Process Agent"), with addresses of 208 South LaSalle Street, Chicago, Illinois 60604, One East First Street, Reno, Nevada, Suite 1601, 3225 North Central Avenue, Phoenix, Arizona 85012, and 2 Oliver Street, Boston, Massachusetts 02109, as its agent to receive on its behalf service of copies of the summons and complaint and any other process that might be served in the action or proceeding. Any party to this Agreement may make service on any other party by sending or delivering a copy of the process (a) to the party to be served at the address and in the manner provided for the giving of notices in
Section 6.8 or (b) to the party to be served in care of the Process Agent at the address and in the manner provided for the giving of notices in Section
6.8. Nothing in this Section 6.12, however, will affect the right of any party to serve legal process in any other manner permitted by law. Each party agrees that a final judgment in any action or proceeding so brought will be conclusive and may be enforced by suit on the judgment or in any other manner provided by law.

          6.13 FCC MATTERS. Notwithstanding any provision contained herein to the contrary, no party hereto may exercise any of its rights or remedies hereunder, or take any actions permitted hereby, if prior thereto the Company receives a written opinion from its nationally recognized FCC counsel that after consultation with the staff of the Federal Communications Commission ("FCC") such exercise or action will violate the Communication Act of 1934 or the rules, regulations, or policies promulgated thereunder.

          6.14 INCORPORATION OF RECITALS. The Recitals set forth in this Agreement are incorporated herein.

          IN WITNESS WHEREOF, the undersigned have caused this Fourth Amended and Restated Voting Agreement to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                   [SIGNATURES APPEAR ON THE FOLLOWING PAGES]

                      [SIGNATURE PAGE FOR FOURTH AMENDED]
                         AND RESTATED VOTING AGREEMENT]

                                 CITADEL COMMUNICATIONS
                                 CORPORATION


                                 By /s/ LAWRENCE R. WILSON
                                 ----------------------------------------------
                                 Its    President
                                       ----------------------------------------


                                 /s/ LAWRENCE R. WILSON
                                 ----------------------------------------------
                                 Lawrence R. Wilson


                                 /s/ CLAIRE WILSON
                                 ----------------------------------------------
                                 Claire Wilson


                                 /s/ HARLAN LEVY
                                 ----------------------------------------------
                                 Harlan Levy, as Trustee pursuant to the Voting Trust Agreement referred to above

                      [SIGNATURE PAGE FOR FOURTH AMENDED]
                         AND RESTATED VOTING AGREEMENT]

                                        BAKER, FENTRESS & COMPANY


                                        By /s/ SCOTT E. SMITH
                                           ------------------------------------
                                        Its    Executive Vice President
                                              ---------------------------------


                                        OPPENHEIMER & CO., INC.


                                        By /s/ MATTHEW J. MARYLES
                                           ------------------------------------
                                        Its    Managing Director
                                              ---------------------------------


                                        FINOVA CAPITAL CORPORATION


                                        By /s/ ANDREW J. PLUTA
                                           ------------------------------------
                                        Its    Assistant Vice President
                                              ---------------------------------

                      [SIGNATURE PAGE FOR FOURTH AMENDED]
                         AND RESTATED VOTING AGREEMENT]

                                        ENDEAVOUR:

                                        THE ENDEAVOUR CAPITAL FUND
                                        LIMITED PARTNERSHIP

                                        By     DVS Management, Inc.
                                               Its General Partner

                                        By /s/ JOHN VON SCHLEGELL
                                           ------------------------------------
                                        Its President
                                            -----------------------------------

                                        ENDEAVOUR CO-INVESTORS:

                                                      *
                                        ---------------------------------------
                                        Joseph P. Tennant

                                        THE SCHAFBUCH FAMILY TRUST u/a/d
                                        2-15-94

                                        By:                *
                                           ------------------------------------
                                             Richard M. Schafbuch, Trustee
                                        By:                *
                                           ------------------------------------
                                             Susan P. Schafbuch, Trustee

                                        BABSON CAPITAL PARTNERS LIMITED
                                        PARTNERSHIP

                                        By:                *
                                           ------------------------------------

                                                           *
                                        ---------------------------------------
                                        Tal Johnson

                                                           *
                                        ---------------------------------------
                                        Edward T. Hardy

                                                           *
                                        ---------------------------------------
                                        Ralph W. McKee

                                        * By: /s/ JOHN VON SCHLEGELL
                                              ---------------------------------
                                        Name: John von Schlegell
                                              ---------------------------------
                                              Attorney-in-Fact

                      [SIGNATURE PAGE FOR FOURTH AMENDED]
                         AND RESTATED VOTING AGREEMENT]

                                        URSO:

                                        /s/ PHILIP J. URSO
                                        ---------------------------------------
                                        Philip J. Urso


                                        URSO CO-INVESTORS:
                                                     *
                                        ---------------------------------------
                                        Phillip Norton
                                                     *
                                        ---------------------------------------
                                        Richard Poholek
                                                     *
                                        ---------------------------------------
                                        Karen Kutniewski
                                                     *
                                        ---------------------------------------
                                        Pat Bowen
                                                     *
                                        ---------------------------------------
                                        Tom Jenkins
                                                     *
                                        ---------------------------------------
                                        Juliet Rice
                                                     *
                                        ---------------------------------------
                                        Jeff Thompson
                                                     *
                                        ---------------------------------------
                                        M. Linda Urso
                                                     *
                                        ---------------------------------------
                                        Mark Urso

                                        * By: /s/ PHILIP J. URSO
                                              ---------------------------------
                                        Name: Philip J. Urso
                                              ---------------------------------
                                              Attorney-in-Fact

               [SIGNATURE PAGE FOR FOURTH AMENDED]
                 AND RESTATED VOTING AGREEMENT]


                                        SNIDER INVESTORS:

                                        /s/ TED L. SNIDER, SR.
                                        ---------------------------------------
                                        Ted L. Snider, Sr.


                                        /s/ JANE J. SNIDER
                                        ---------------------------------------
                                        Jane J. Snider


                                        /s/ TED L. SNIDER, JR.
                                        ---------------------------------------
                                        Ted L. Snider, Jr.


                                        /s/ CALVIN ARNOLD
                                        ---------------------------------------
                                        Calvin Arnold